Values of Options Based on Stock Price at Grant Date and Assumptions (Detail) (USD $)	12 Months Ended
	Dec. 31, 2011 Year	Dec. 31, 2010 Year	Dec. 31, 2009 Year
Share based Compensation Arrangement by Share based Payment Award, Fair Value Assumptions, Method Used [Line Items]
Risk-free interest rate	2.22%	2.48%	2.00%
Expected volatility	45.00%	44.00%	39.00%
Expected dividend yield	2.80%	2.50%	3.00%
Expected term	5	5	5
Weighted average grant date fair value of options per share	$ 16.45	$ 11.95	$ 8.47